UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2015

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.           Entry Into a Material Definitive Agreement.

On June 11, 2015, The Empire District Electric Company (the “Company”) entered into a Bond Purchase Agreement, dated as of June 11, 2015, for a private placement of $60,000,000 aggregate principal amount of its 3.59% First Mortgage Bonds due 2030.  The delayed settlement of these bonds is anticipated to occur on or about August 20, 2015.  Assuming the settlement occurs on August 20, 2015, the bonds will mature on August 20, 2030 and interest will be payable semi-annually on the bonds on each February 20 and August 20, commencing February 20, 2016.

Once issued, the bonds will be prepayable, at the Company’s option, at any time prior to maturity, at par plus a make whole premium, together with accrued and unpaid interest, if any, to the prepayment date.

The terms of the bonds are set forth in the Bond Purchase Agreement, dated as of June 11, 2015, by and among the Company and the purchasers named therein, and will be set forth in the Forty-first Supplemental Indenture of Mortgage and Deed of Trust to be dated on or about August 20, 2015, by and among the Company and The Bank of New York Mellon Trust Company, N.A., as principal trustee, and UMB Bank & Trust, N.A., as Missouri trustee.

The Company expects to use the proceeds from the sale of the bonds to refinance existing indebtedness and for general corporate purposes.

The bonds have not been, and will not be, registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Bond Purchase Agreement, dated as of June 11, 2015, attached hereto as Exhibit 4.1 and incorporated herein by reference.

SECTION 2 — FINANCIAL INFORMATION

Item 2.03          Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.          Financial Statements and Exhibits.

(d)           Exhibits

4.1                       Bond Purchase Agreement, dated as of June 11, 2015, by and among the Company and the Purchasers named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By:	/s/ Laurie A. Delano
	Name:	Laurie A. Delano
	Title:	Vice President - Finance & Chief
Financial Officer

Dated:  June 12, 2015

EXHIBIT INDEX

Exhibit Number	Description
4.1	Bond Purchase Agreement, dated as of June 11, 2015, by and among the Company and the Purchasers named therein.